                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant To Section 14(a)
                   of the Securities Exchange Act of 1934
                             (Amendment No.  )

      Filed by the Registrant [X]

      Filed by a Party other than the Registrant [ ]

      Check the appropriate box:

      [ ]  Preliminary Proxy Statement
      [X]  Definitive Proxy Statement
      [ ]  Definitive Additional Materials
      [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
           Section 240.14a-12
      [ ]  Confidential for Use of the Commission Only (as permitted by
            Rule 14a-6(c)(2))

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.
         ------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                           DEBORAH KABACK, ESQ.
         ------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)

      [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
      [ ] $500 per each party to the controversy pursuant to Exchange Act
          Rule 14-a6(i)(3).
      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

          ________________________________________________________________

      (2) Aggregate number of securities to which transaction applies:

          ________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

          _______________________________________________________________

      (4) Proposed maximum aggregate value of transaction:

          ________________________________________________________________

- -------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

      [ ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

          __________________________________________________

      (2) Form, Schedule or Registration Statement No.:

          ___________________________________________________

      (3) Filing Party:

          ___________________________________________________

      (4) Date Filed:

          ___________________________________________________

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.

                ONE WORLD FINANCIAL CENTER, NEW YORK, N.Y. 10281
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 23, 1996
                             ---------------------

TO THE SHAREHOLDERS:

    Notice is hereby given that the annual meeting of shareholders of QUEST FOR VALUE DUAL PURPOSE FUND, INC. (the "Fund"), will be held at the offices of Oppenheimer & Co., Inc., 40th Floor, One World Financial Center, New York, New York 10281, on May 23, 1996, at 10:00 A.M., New York time, for the following purposes:

    (a)To elect seven directors consisting of: two Income Share directors; two Capital Share directors; and three Income/Capital Share directors, to hold office until the next annual meeting of shareholders or until the successors of each shall have been duly elected and qualified;

    (b)To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as the independent accountants for the Fund for the fiscal year ending December 31, 1996 (Proposal No. 1);

    (c)To act upon such other matters as properly may come before the meeting or any adjournment or adjournments thereof.

The close of business on March 26, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. A list of shareholders entitled to vote at the annual meeting will be available for inspection by shareholders for ten days prior to the meeting date.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          THOMAS E. DUGGAN
                                          SECRETARY
April 2, 1996

                   ***WE NEED YOUR PROXY VOTE IMMEDIATELY***
A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF QUEST FOR VALUE DUAL PURPOSE FUND, INC. SCHEDULED FOR MAY 23, 1996 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDER EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                    QUEST FOR VALUE DUAL PURPOSE FUND, INC.

                ONE WORLD FINANCIAL CENTER, NEW YORK, N.Y. 10281
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 23, 1996
                             ---------------------

    This statement is furnished to the shareholders of Quest For Value Dual Purpose Fund, Inc. (the "Fund") in connection with the solicitation by management of proxies to be used at the annual meeting of shareholders to be held May 23, 1996, or any adjournment or adjournments thereof. As of March 26, 1996, the record date, there were 18,004,302 Income Shares and 18,004,302 Capital Shares outstanding. Each shareholder will be entitled to one vote for each share held on the record date. This statement will first be mailed to shareholders on or about April 2, 1996.

    If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted at the meeting as indicated thereon with respect to the election of directors and to the Proposals stated therein. In the absence of choices, the shares represented by the proxy will be voted in favor of the Proposals, and in favor of the nominees for director named herein.

    In order that your shares may be represented at the annual meeting or any adjournment or adjournments thereof, you are requested to: indicate your voting instructions on the proxy card; date and sign the proxy card; mail the proxy card promptly in the enclosed post-paid envelope; and allow sufficient time for the proxy to be received on or before 10:00 a.m. on May 23, 1996.

    The proxy confers discretionary authority upon the persons named therein to vote on other business, not currently contemplated, which may come before the meeting. In the event that a quorum (the presence in person or by proxy of the holders of a majority of the Fund's shares entitled to vote) cannot be obtained, an adjournment or adjournments of the meeting may be sought by the Board of Directors. Any adjournment would require the affirmative vote of the holders of a majority of the shares of the Fund present at the meeting or any adjournment thereof, in person or by proxy.

    The proxy may be revoked at any time prior to the voting thereof by: (i) written instructions addressed to the Secretary of the Fund at One World Financial Center, New York, New York 10281; (ii) attendance at the annual meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).

    The cost of the preparation and distribution of these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Fund's investment advisor, OpCap Advisors (the "Advisor"), or of its affiliates, personally or by telephone or telegraph. (OpCap Advisors was formerly known as Quest for Value Advisors.) Any expenses so incurred will be borne by the Advisor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Fund for their out-of-pocket expenses.

    To the knowledge of the Fund, the only shareholders owning of record or beneficially more than 5% of the outstanding shares of the Fund were: Cede & Co. as nominee for Depository Trust Co., 17,322,423 (96.2%) Capital Shares and 16,266,503 (90.3%) Income Shares of the Fund held for the benefit of clients as of March 26, 1996.

                 TERMINATION OF THE FUND'S DUAL FUND STRUCTURE

    The Fund's Articles of Incorporation provides that the Income Shares will be redeemed on January 31, 1997 and that thereafter the Fund, after approval by the Board of Directors and shareholders, either will be converted to an open-end investment company or will be liquidated and dissolved.

    Oppenheimer Capital, OpCap Advisors, OCC Distributors (formerly known as Quest for Value Distributors) and OppenheimerFunds, Inc. (formerly known as Oppenheimer Management Corporation) entered into an agreement dated August 17, 1995 (the "Agreement") with respect to the Fund as part of the overall acquisition by OppenheimerFunds, Inc. of OpCap Advisors' and OCC Distributors' mutual fund related assets. The Agreement provides that OppenheimerFunds, Inc. has a call option to purchase the assets of OpCap Advisors, OCC Distributors and Oppenheimer Capital with respect to the Fund upon giving written notice after June 1, 1996 and before September 30, 1996 (the "Option Period") and that Oppenheimer Capital has a put option to require OppenheimerFunds, Inc. to purchase such assets upon giving notice to OppenheimerFunds, Inc. during the Option Period. The Agreement contemplates that, subject to the approval of the Board and the shareholders, the Fund will be converted to an open-end management investment company on or shortly after January 31, 1997 and that OppenheimerFunds, Inc. will become the investment advisor to the Fund and that OpCap Advisors or Oppenheimer Capital will become the subadvisor to the Fund. Consummation of the Agreement is subject to the approval of the Board of Directors and shareholders of the Fund, among other conditions.

                             ELECTION OF DIRECTORS

    At the meeting seven directors are to be elected to hold office until the next annual meeting of shareholders or until the successors of each shall be duly qualified and elected or until the Fund is liquidated, as described above. The holders of Income Shares will vote as a single class with respect to the election of two directors to represent the particular interest of that class of shares, and the holders of Capital Shares will vote as a single class with respect to the election of two directors to represent the particular interests of that class of shares. The holders of Income Shares and Capital Shares will vote as a single class with respect to the election of the remaining three directors. If a quorum is present at the meeting, the favorable vote of a majority of the shares entitled to vote that are present in person or by proxy is required for the election of directors. A quorum is present at the meeting if the holders of a majority of the outstanding Income Shares and a majority of the outstanding Capital Shares are present in person or by proxy. The persons named in the enclosed proxy have advised the Fund that they shall vote all validly executed proxies for the nominees named below, unless contrary instructions are indicated. The seven nominees are currently directors of the Fund. All of the Directors except Mr. Loft have served as Directors since the inception of the Fund in 1986. Mr. Loft has served as a Capital Share Director since November, 1993. Pamela W. McCann and Dr. Thomas W. Murnane are currently designated Income Share directors and Eugene D. Brody and George Loft are currently designated Capital Share directors, and each will continue to serve in his current capacity if elected. Mr. La Motta and Mr. Brody are "interested persons" (as that term is defined in the Investment Company Act of 1940, hereinafter referred to as the "Act") of the Advisor and the Fund. Directors have voting and investment control over the shares of the Fund listed as beneficially owned by such directors as of January 31, 1996.

    If all nominees are elected, 71% (5 of 7) will not be "interested persons" of the Fund as defined in the Act.

                                                                                                    SHARES OF STOCK
   NAME AND OTHER INFORMATION               PRINCIPAL OCCUPATION OVER PAST FIVE YEARS             OWNED BENEFICIALLY
- ---------------------------------  -----------------------------------------------------------  -----------------------
Joseph M. La Motta ..............  President, Oppenheimer Capital; Chairman of OpCap Advisors;  20,000 Capital 5,000
 Age: 63                           Chairman of the Board and President of OCC Cash Reserves,    Income as to which he
 (Capital/Income Shares)           Inc. and Quest for Value Accumulation Trust, and Chairman    has sole investment
                                   of the Board of The Saratoga Advantage Trust, open-end       power and no voting
                                   investment companies; Chairman of Oppenheimer Capital Trust  power (retirement plan
                                   Company, a trust company and wholly-owned subsidiary of      trustees have voting
                                   Oppenheimer Capital and President and Chairman of the Fund,  power)
                                   a closed-end investment company.
Eugene Brody ....................  Managing Director, Oppenheimer Capital; Director of          50,900 Capital with
 Age: 65                           Oppenheimer Capital, Option Management Division.             respect to 12,000
 (Capital Shares)                                                                               shares he has sole
                                                                                                voting and investment
                                                                                                power and with respect
                                                                                                to 38,900 shares he has
                                                                                                sole investment power
                                                                                                but no voting power
                                                                                                (retirement plan
                                                                                                trustees have voting
                                                                                                power)
George D. Langdon, Jr. ..........  Consulting Associate with KPMG Peat Marwick LLP since 1994;  1,944 Capital as to
 Age: 62                           Chair, Executive Committee, United Nations Association,      which he has sole
 (Capital/Income Shares)           from 1993 to 1994; President, American Museum of Natural     voting and investment
                                   History from 1988-1993; Director, Custodial Trust Company;   power
                                   Trustee, St. Lukes/Roosevelt Hospital Center; President,
                                   Colgate University, Hamilton, NY, 1978-1988.

                                                                                                    SHARES OF STOCK
   NAME AND OTHER INFORMATION               PRINCIPAL OCCUPATION OVER PAST FIVE YEARS             OWNED BENEFICIALLY
- ---------------------------------  -----------------------------------------------------------  -----------------------
George Loft .....................  Private investor; Director of the Oppenheimer Quest Value    500 Capital as to which
 Age: 81                           Fund, Inc., Oppenheimer Quest Global Value Fund, Inc.,       he has shared voting
 (Capital Shares)                  Rochester Fund Municipals, Rochester Portfolio Series        and investment power
                                   Limited Term Municipals, Bond Fund Series, Oppenheimer Bond
                                   Fund for Growth, and OCC Cash Reserves, Inc. and Trustee of
                                   Quest for Value Accumulation Trust, Oppenheimer Quest for
                                   Value Funds and The Saratoga Advantage Trust, all of which are open-end investment companies.
Pamela W. McCann ................  Director of Operations, Planned Parenthood, Westchester,     -0-
 Age: 46                           Rockland, since 1992; Assistant Treasurer, Capital Markets,
 (Income Shares)                   GTE Investment Management Co., 1990-1992; Vice President,
                                   Pension Fund Management, GTE Investment Management Co.,
                                   1987-1990.
Dr. Thomas W. Murnane ...........  Senior Vice President, Tufts University, Medford,            75 Capital as to which
 Age: 59                           Massachusetts.                                               he has shared voting
 (Income Shares)                                                                                power
Lawrence M. Sherman .............  Chairman and CEO, United States Guaranty Corp.; former       500 Capital 100 Income
 Age: 57                           General Partner, Cambridge Research & Development Group;     as to which he has sole
 (Capital/Income Shares)           Westport, Connecticut.                                       voting and investment
                                                                                                power

    All of the above nominees have consented to serve as directors if elected. The management has no reason to believe that any of such persons will for any reason be unable to serve as a director. However, if any should be unable to accept nomination or election, it is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of such other person or persons as the management may in its discretion recommend. As of January 31, 1996 the directors and officers of the Fund in the aggregate beneficially owned 107,159 Capital Shares and 10,700 Income Shares which amounted to less than 1% of the outstanding Capital Shares and less than 1% of the outstanding Income Shares, respectively. With respect to 500 Capital Shares held by the spouse of an officer, beneficial ownership of such shares is disclaimed by that officer. With respect to 84,440 Capital Shares and 9,200 Income Shares, voting power is held by the retirement plan trustees.

    The nature of the ownership of the Capital and Income Shares held by officers and directors of the Fund is set forth below:

                                                       NUMBER OF SHARES                      NUMBER OF SHARES
                                    NUMBER OF SHARES      AS TO WHICH     NUMBER OF SHARES      AS TO WHICH
                                       AS TO WHICH        OWNERS HAVE        AS TO WHICH        OWNERS HAVE
                                    OWNERS HAVE SOLE     SHARED VOTING    OWNERS HAVE SOLE   SHARED INVESTMENT
TITLE CLASS                           VOTING POWER           POWER        INVESTMENT POWER         POWER
- ----------------------------------  -----------------  -----------------  -----------------  -----------------
Capital Shares....................         19,344              1,075             106,084             1,075
Income Shares.....................          1,500                  0              10,700                 0

OTHER INFORMATION ON DIRECTORS

    During the Fund's last fiscal year the Board of Directors held four regular quarterly meetings and one special meeting. The Board of Directors' audit committee, which consists of all directors who are not "interested persons" (hereinafter referred to as "independent directors"), held two meetings during the Fund's last fiscal year. That committee reviews audits, audit procedures, financial statements, and other financial and operational matters of the Fund. The Board has neither a standing nominating committee nor a standing compensation committee. Messrs. Brody, La Motta, Langdon, Loft and Sherman each attended at least 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by the committee of the Board on which such Director served during the last fiscal year. Ms. Mc Cann and Mr. Murnane each attended 71% of such meetings. Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the Investment Company Act of 1940 (the "Act") in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Capital Shares or Income Shares, OpCap Advisors and its directors and officers to file reports of ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements except that the Form 4 Statement of Changes in Beneficial Ownership for Mr. Sheldon Siegel, the Treasurer of the Fund, for the month of November, 1995 was filed one day after the 10 day period after the month in which the transaction occurred.

REMUNERATION OF DIRECTORS

    Mr. Brody and Mr. La Motta and the officers of the Fund receive no salary from the Fund. The following table sets forth the aggregate compensation received from the Fund and the Advisor's Fund Complex by the Fund's independent directors during the fiscal year ended December 31, 1995.

                                                                           PENSION OR
                                                                           RETIREMENT
                                                                            BENEFITS       ESTIMATED         TOTAL
                                                             AGGREGATE     ACCRUED AS   ANNUAL BENEFITS   COMPENSATION
                                                           COMPENSATION   PART OF FUND       UPON        FROM FUND AND
NAME AND PERSON AND POSITION                               FROM THE FUND    EXPENSES      RETIREMENT      FUND COMPLEX
- ---------------------------------------------------------  -------------  ------------  ---------------  --------------
George Langdon...........................................    $   6,700        None           None         $      6,700
Capital/Income
Director
George Loft..............................................    $   6,700        None           None         $     81,350*
Capital Share
Director
Pamela W. McCann.........................................    $   5,500        None           None         $      5,500
Income Share
Director
Dr. Thomas W. Murnane....................................    $   6,700        None           None         $      6,700
Income Share
Director
Lawrence M. Sherman......................................    $   6,700        None           None         $      6,700
Capital/Income
Director

- ------------------------
*Mr. Loft earned directors fees with respect to 17 investment companies that were part of the Advisor's Fund Complex, 10 of which are no longer part of the Advisor's Fund Complex. In addition, Mr. Loft served as director with respect to 15 investment companies for which he received no fees, 2 of which are no longer part of the Advisor's Fund Complex. For the purpose of this paragraph, a portfolio of an investment company organized in series form is considered to be an investment company.

THE ADVISOR AND THE ADMINISTRATOR

    The Advisor and Oppenheimer Capital are located at One World Financial Center, New York, New York, and all executive officers of the Advisor have business addresses at that location. Oppenheimer Capital is the Fund's Administrator.

    The Advisor is a general partnership of which Oppenheimer Capital, an investment management firm, holds a 99% interest and Oppenheimer Financial Corp. holds a 1% interest. Oppenheimer Capital is a general partnership of which Oppenheimer Financial Corp., a holding company, holds a 33.0% interest and Oppenheimer Capital, L.P., a limited partnership of which Oppenheimer Financial Corp. is the sole general partner, holds a 67.0% interest. Oppenheimer Capital L.P. acquired a 32.3% interest in Oppenheimer Capital on July 9, 1987 for $99,032,000 in connection with a public offering of units of limited partnership interest in Oppenheimer Capital, L.P. (see Registration Statement No. 33-14364 and Amendments). Additional interests were acquired subsequently as a result of the issuance of units pursuant to the Restricted

Unit and Restricted Option Plans. An additional interest of 33.6% in Oppenheimer Capital was acquired by Oppenheimer Capital, L.P. on April 23 and May 1, 1991 in connection with a public offering of 6.6 million units of limited partnership interest in Oppenheimer Capital, L.P. (see Registration Statement No. 33-39345 and Amendments). All such units were sold by Oppenheimer Financial Corp., which is owned by Oppenheimer Group, Inc. Oppenheimer & Co., L.P., an investment limited partnership, owns 100% of the common stock of Oppenheimer Group, Inc. Mr. La Motta is Chairman of the Advisor and President of Oppenheimer Capital, Executive Vice President of Oppenheimer & Co., Inc., and Director and Executive Vice President of Oppenheimer Financial Corp., Oppenheimer Group, Inc., and Oppenheimer Holdings, Inc.

    The following table sets forth, with respect to executive officers of the Fund who are not also Directors, their position with the Advisor, the year in which they first became an executive officer of the Fund and their current age and a brief account of their business experience during the past five years.

    Bernard H. Garil, Vice President since 1991
       President since 1994 and Chief Operating Officer of the Advisor since 1990; Executive Vice President of the Advisor from 1990 to 1994.
       Age: 55

    Jeffrey Whittington, Vice President and Portfolio Manager since January 1996 and from 1987 to 1991
       Senior Vice President, Oppenheimer Capital since 1994; Portfolio Manager with Neuberger & Berman from 8/93 to 7/94; Portfolio Manager with Oppenheimer & Co., Inc. from 10/91 to 8/93 and Vice President of Oppenheimer Capital from 1986 to 1991.
       Age: 38

    Sheldon Siegel, Treasurer since 1986
       Managing Director, Oppenheimer Capital
       Chief Financial Officer of the Advisor
       Age: 53

    Thomas E. Duggan, Secretary since 1986
       General Counsel and Secretary, the Advisor and Oppenheimer Capital
       Age: 53

    Leslie Klein, Assistant Treasurer since 1986
       Vice President, Oppenheimer Capital
       Age: 43

    Deborah Kaback, Assistant Secretary since 1989
       Senior Vice President, Oppenheimer Capital
       Age: 44

    Mr.   La  Motta  and  Mr.  Siegel  hold  general  partnership  interests  in
Oppenheimer & Co., L.P.; Mr. Brody, Mr. Duggan and Mr. Garil hold limited partnership interests in Oppenheimer & Co., L.P.

                                 PROPOSAL NO. 1
                        RATIFICATION OR REJECTION OF THE
                      SELECTION OF INDEPENDENT ACCOUNTANTS

    The Act requires independent accountants to be selected annually and such selection must be approved by the shareholders at each annual meeting of the Fund. Price Waterhouse LLP was selected by the Board of Directors, including a majority of the independent directors, at a meeting held on February 15, 1996, as independent accountants of the Fund for the fiscal year ending December 31, 1996, and such selection is submitted to the shareholders for ratification or rejection. Price Waterhouse LLP has been the independent accountants of the Fund since its inception. The firm has no direct or material indirect financial interest in either the Fund or the Advisor. A representative of the firm is expected to be present at this meeting with the opportunity to make a statement if she so desires and to respond to appropriate questions.

    THE BOARD OF DIRECTORS, INCLUDING ALL INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUN-TANTS.

              RECEIPT OF SHAREHOLDER PROPOSALS, QUORUM AND VOTING

    Under the proxy rules of the SEC, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy for a particular annual meeting. Those rules require that at the time the shareholder submits the proposal the shareholder be a record or beneficial owner of at least 1% or $1,000 in market value of securities entitled to be voted on the proposal and have held such securities for at least one year prior thereto, and continue to hold such shares through the date on which such meeting is held. Another of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the Fund's proxy material for the next annual meeting after the meeting to which this proxy statement relates must be received by the Fund not less than 120 days before the first anniversary of the date stated on the first page of this Proxy Statement relating to the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting.

    The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

    Shareholders should be aware that the law of the state in which the Fund is incorporated, Maryland, permits registered investment companies to hold no annual meetings of shareholders as long as there is no particular requirement under the Investment Company Act of 1940 which must be met by convening such a shareholders' meeting. As it is the intention of the Board of Directors not to hold annual shareholder meetings in the future unless required to do so under that Act or by the regulations of the New York Stock Exchange, on which Fund shares are listed, there can be no assurance that shareholder proposals validly submitted to the Fund will be acted upon at a regularly scheduled annual shareholders' meeting.

    Shares represented in person or by proxy (i.e., shares which abstain or do not vote with respect to one or more of the proposals presented for shareholder approval including "broker non-votes") will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting on a proposal has the same legal effect as a vote against the proposal. "Broker non votes" have the same legal effect as a vote against the proposal. "Broker non-votes"exist where a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter.

                            MAILING OF ANNUAL REPORT

    The Fund will furnish, without charge, a copy of its Annual Report for the year ended December 31, 1995 to a shareholder upon request. Such request should be made to Bernard H. Garil, OpCap Advisors, One World Financial Center, New York, NY 10281, or by calling 1-800-600-5487. The report will be sent by first class mail within three business days of the request.

                                 OTHER BUSINESS

    The management knows of no business other than the matters specified above which will be presented at the meeting. Inasmuch as matters not known at the time of the solicitation may come before the meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters.

                                          By Order of the Board of Directors,

                                          THOMAS E. DUGGAN
                                          SECRETARY

                   QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                              CAPITAL SHARES

                   PROXY SOLICITED ON BEHALF OF MANAGEMENT
                    FOR SHAREHOLDERS MEETING MAY 23, 1996

The undersigned shareholder of QUEST FOR VALUE DUAL PURPOSE FUND, INC. does hereby appoint Thomas E. Duggan and Maria Camacho and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Quest for Value Dual Purpose Fund, Inc. to be held on May 23, 1996 at the offices of Oppenheimer & Co., Inc., 40th Floor, One World Financial Center at 10:00 a.m. New York time and at all adjournments thereof, to vote the number of shares of stock in the name of the undersigned on the record date for said meeting on the matters specified in the proxy statement. As to any other matter or if any of the said nominees are not available for election, said attorneys shall vote in accordance with their best judgment.

Management recommends a vote FOR the election of directors and FOR the proposal on the reverse side hereof. The shares represented hereby will be voted as indicated or FOR if no choice is indicated.

   PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
                                    ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

__________________________________     _______________________________________

__________________________________     _______________________________________

__________________________________     _______________________________________

/X/ PLEASE MARK VOTES AS IN
    THIS EXAMPLE

(1) Election of Directors:

            For / /         Withhold / /        For All Except / /

          E. BRODY, J. LAMOTTA, G. LANGDON, G. LOFT, AND L. SHERMAN

    If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

(2) To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as the independent accountants for the Fund for the year ending December 31, 1996.

            For / /         Withhold / /        Abstain / /

Please be sure to sign and date this Proxy.                Date  ____________

__________________________________     ______________________________________
      Shareholder sign here                      Co-owner sign here

Mark box at right if comments or address card have been noted on the reverse side of this card. / /

RECORD DATE SHARES:

                   QUEST FOR VALUE DUAL PURPOSE FUND, INC.
                              INCOME SHARES

                   PROXY SOLICITED ON BEHALF OF MANAGEMENT
                    FOR SHAREHOLDERS MEETING MAY 23, 1996

The undersigned shareholder of QUEST FOR VALUE DUAL PURPOSE FUND, INC. does hereby appoint Thomas E. Duggan and Maria Camacho and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of Quest for Value Dual Purpose Fund, Inc. to be held on May 23, 1996 at the offices of Oppenheimer & Co., Inc., 40th Floor, One World Financial Center at 10:00 a.m. New York time and at all adjournments thereof, to vote the number of shares of stock in the name of the undersigned on the record date for said meeting on the matters specified in the proxy statement. As to any other matter or if any of the said nominees are not available for election, said attorneys shall vote in accordance with their best judgment.

Management recommends a vote FOR the election of directors and FOR the proposal on the reverse side hereof. The shares represented hereby will be voted as indicated or FOR if no choice is indicated.

   PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
                                    ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

__________________________________     _______________________________________

__________________________________     _______________________________________

__________________________________     _______________________________________

/X/ PLEASE MARK VOTES AS IN
    THIS EXAMPLE

(1) Election of Directors:

            For / /         Withhold / /        For All Except / /

        J. LAMOTTA, G. LANGDON, P. McCANN, T. MURNANE, AND L. SHERMAN

    If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

(2) To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as the independent accountants for the Fund for the year ending December 31, 1996.

            For / /         Withhold / /        Abstain / /

Please be sure to sign and date this Proxy.                Date  ____________

__________________________________     ______________________________________
      Shareholder sign here                      Co-owner sign here

Mark box at right if comments or address card have been noted on the reverse side of this card. / /

RECORD DATE SHARES: